First Quarter 2023 Update Texas City Texas Exhibit 99.1

Disclaimer & Risk Factors Certain of the matters discussed in this investor presentation constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. Any such forward-looking statements are based on current expectations, estimates and projections about the industry and markets in which we operate, and beliefs of, and assumptions made by, our management and involve uncertainties that could significantly affect our financial results. Such statements include, but are not limited to: (i) statements about our plans, strategies, initiatives, and prospects; and (ii) statements about our future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) adverse changes in economic conditions in the real estate industry and in the markets in which we own and operate self storage properties; (ii) market trends in our industry, interest rates, inflation, the debt and lending markets or the general economy; (iii) failure to realize the benefits from affiliated mergers, acquisitions and other strategic transactions; (iv) the current concentration of our rental income in Florida, California and the Greater Toronto Area of Canada; (v) the effect of competition at our self storage properties or from other storage alternatives, which could cause rents and occupancy rates to decline; (vi) the impact of our outstanding Series A Convertible Preferred Stock, which ranks senior to all common stock and grants the holder superior rights compared to common stockholders, and may have the effect of diluting our stockholders’ interests in us and discouraging a takeover or other similar transaction; (vii) impacts on our business due to certain of our officers and key personnel facing competing demands relating to their time and conflicts of interest as a result of the positions they hold with affiliated entities; (viii) the impact of investments in or loans to our Managed REITs; (ix) revenue and earnings from the Managed REIT Platform; (x) increases in property taxes; (xi) the impact of and changes in national, state, and local laws and regulations including, without limitation, those governing real estate investment trusts, environmental matters, taxes, insurance, accounting guidance and other aspects of our business; (xii) impacts of changes in the Canadian Dollar/USD exchange rate, which could have a material adverse effect on our operating results; (xiii) the degree to which our hedging strategies may or may not protect us from interest rate volatility; (xiv) risks associated with data breaches, including cybersecurity attacks or other unauthorized access or misuse of information, any of which could adversely affect our business and results; (xv) potential environmental or other liabilities; (xvi) risks related to or a consequence of natural disasters or acts of violence, pandemics, terrorism, insurrection or war that affect the markets in which we operate; (xvii) failure to continue to qualify as a REIT for U.S. federal income tax purposes. Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent SmartStop’s views as of the date on which such statements were made. SmartStop anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing SmartStop’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of SmartStop are described in the risk factors included in SmartStop’s filings with the SEC, including SmartStop’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as supplemented by the risk factors included in Part II, Item 1A of its Quarterly Reports on Form 10-Q, which factors are incorporated herein by reference, all of which are filed with the SEC and available at www.sec.gov. SmartStop expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences. This is neither an offer nor a solicitation to purchase securities. See our most recent Annual Report on Form 10-K and subsequent Form 10-Qs for specific risks associated with an investment in SmartStop Self Storage REIT, Inc. As of March 31, 2023, our accumulated deficit was approximately $166.0 million and it is possible that our operations may not be profitable in 2023. We have paid distributions from sources other than our cash flows from operations, including from the net proceeds of our public offering and our distribution reinvestment plan (DRP offering).  We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. For the twelve months ended December 31, 2021, we funded 92% of our distributions using cash flow from operations and 8% using proceeds from our DRP offering. For the 12 months ended December 31, 2022, we funded 100% of our distributions using cash flow from operations. No public market currently exists for shares of our common stock and there may never be one. Therefore, it will be difficult for our stockholders to sell their shares. Our charter does not require us to pursue a liquidity transaction at anytime. If you sell your shares, it will likely be at a substantial discount. We may only calculate the value per share for our shares annually and, therefore, you may not be able to determine the net asset value of your shares on an ongoing basis. We cannot assure our stockholders that we will be successful in the marketplace. Revenues and earnings from Strategic Storage Trust VI, Inc. and Strategic Storage Growth Trust III, Inc. (the “Managed REITs”) are uncertain. Because the revenue streams from the advisory agreements with the Managed REITs are subject to limitation or cancellation, any such termination could adversely affect our financial condition, cash flow and the amount available for distributions to you. We will face conflicts of interest relating to the purchase of properties, including conflicts with the Managed REITs, and such conflicts may not be resolved in our favor, which could adversely affect our investment opportunities. Our trademarks are important to the value of our business, and the ability to protect, and costs associated with protecting, our intellectual property could adversely affect our business and results of operations. We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment. Our Series A Preferred Shares rank senior to our common stock, and therefore, any cash we have to pay distributions will be used to pay distributions to the holders of Series A Preferred Shares first, which could have a negative impact on our ability to pay distributions to our common stockholders. We may fail to qualify as a REIT, which could adversely affect our operations and our ability to make distributions. Our board of directors may change any of our investment objectives without your consent. We use market data throughout this presentation that has generally been obtained from publicly available information and industry publications. We have also obtained certain information, where indicated, from the 2022 Self Storage Almanac and the May 2021 Colliers Report. These sources generally state that the information they provide has been obtained from sources believed to be reliable, but the accuracy and completeness of the information are not guaranteed. The market data includes forecasts and projections that are based on industry surveys and the preparers’ experiences in the industry, and there is no assurance that any of the projections or forecasts will be achieved. We believe that the surveys and market research others have performed are reliable, but we have not independently verified this information. This presentation may contain trade names, trademarks or service marks of other companies. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, these other parties. This presentation includes certain financial information that is not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). Such non-GAAP financial measures should not be considered alternatives to net income as a performance measure or cash flows from operations as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. You should be aware that SmartStop’s presentation of these and other non-GAAP financial measures in this presentation may not be comparable to similarly-titled measures used by other companies. Non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. We seek to compensate such limitations by providing a detailed reconciliation for the non-GAAP financial measures to the most directly comparable financial measures stated in accordance with GAAP in this presentation. You are encouraged to review the related GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

SmartStop Platform at a Glance 11th Largest Self Storage Company in the U.S.(1) ~14.7 Million(2) Owned or Managed Rentable Square Feet 185(2) Owned or Managed Self Storage Facilities $3.0 Billion Total Capitalization(4) >$5.0 Billion Historical Self Storage Transaction Activity(3) ~450 Employees SmartStop Self Storage REIT is the largest public non-traded self storage REIT in the U.S. 93.3% Q1 2023 Quarter End Same-Store Occupancy 6.9% Q1 2023 Same-Store YoY NOI(5) Growth (1) Per Inside Self Storage Top-Operators list for 2022. (2) Includes wholly-owned operating properties, joint venture operating assets and assets owned by the Managed REITs as of 5/21/23. (3) Includes affiliated companies (4) Total capitalization includes debt, preferred equity and equity market cap based on approx. 109.6 million shares and OP Units at 3/31/23 valued at the most recently published Net Asset Value of $15.21. Debt and preferred equity are measured at face value. (5) NOI is a non-GAAP measure. See the Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. BBB- Investment Grade Credit Rating from KBRA 26(2) Operating Properties Owned or Managed in Canada

Awards and Accolades BBB- Investment-Grade Credit Rating from Kroll Bond Rating Agency, Inc. (2022 + 2023)

SmartStop Strategy, Platform & Portfolio SmartStop’s focus on high-growth domestic and Canadian markets, combined with unique operating platform initiatives, have created a high quality portfolio with embedded growth opportunities Strategy Platform High Quality Portfolio Strong North American brand Leverage Managed REIT platform for additional scale and acquisition opportunities Focus on high-growth markets in the U.S. and Canada Utilize advanced proprietary data science technology based models High proportion of non-stabilized assets driving meaningful organic growth Weighted average age of portfolio by rentable square feet is ~18.8 years(1) Develop and acquire in under-served markets in Canada with low supply and growing demand Accretively acquire under-managed facilities while maintaining reasonable leverage Long track record with an average of 15 years of management experience in self storage Scalable and fully integrated platform Diversified portfolio with strong rents per square foot and demographics Nearly two thirds of the owned portfolio is in the top 25 MSAs(2) (1) Since initial construction or significant property redevelopment. (2) Includes joint venture assets and excludes Managed REIT assets. Includes Toronto as top 25 MSA. Top 25 MSAs as defined by 2020 U.S. Census Bureau data. Toronto population as defined by Statistics Canada.

Differentiated Exposure to the Greater Toronto Area (“GTA”) Institutional Operator and Technology Platform High Growth Portfolio of Stabilized and Lease Up Assets Experienced Management Team And Board High Quality, Diversified Portfolio In Key Growth Markets Investment Highlights 1 2 3 5 7 Demonstrated Ability To Grow Externally 4 Conservative and Diversified Capital Structure 6

Owned Portfolio Overview as of 3/31/23 Note: Figures reflect wholly-owned JVs at 100% of NRSF. (1) Toronto included as a top 25 MSA. Top 25 MSA’s as defined by 2020 U.S. Census Bureau data. (2) MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. (3) Other markets include: Baltimore, Charleston, Charlotte, Charlottesville, College Station, Colorado Springs, Dallas, Dayton, Detroit, Jacksonville, Milwaukee, Mobile, Myrtle Beach, Nantucket, Naples, New York – Newark, Orlando, Phoenix, Port St. Lucie, Punta Gorda, Riverside-SB, Sacramento, San Antonio, San Francisco-Oakland, San Diego, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Seattle-Tacoma, Stockton, Trenton-Princeton and Washington- Arlington. MSA/CMA(2) NRSF Portfolio % by NRSF Units # of Stores Q1 2023 Ending Occ. Q1 2023 Rent POF Toronto 1,810,600 14.5% 18,111 21 85.2% $18.94 Miami/Ft. Lauderdale 1,121,500 9.0% 9,420 11 92.2% 24.90 Las Vegas 865,000 6.9% 7,160 9 93.5% 18.73 Asheville 851,900 6.8% 6,200 14 94.3% 16.34 Houston 676,800 5.4% 5,130 9 93.7% 17.12 Los Angeles 660,400 5.3% 6,200 10 93.1% 25.03 Tampa 478,100 3.8% 3,890 5 93.4% 19.26 Denver 434,785 3.5% 3,860 7 91.8% 16.84 Chicago 429,500 3.4% 3,785 6 91.5% 15.02 All Other(3) 5,184,445 41.4% 46,622 69 92.3% 18.75 Total Owned Portfolio 12,513,030 100% 110,378 161 91.6% $19.50 161 Operating Properties Owned in U.S. and Canada 12.5 Million Net Rentable Square Feet ~65% Concentration In Top 25 MSAs(1) 1

Major US Markets: Miami / Ft. Lauderdale and LA Sources: Company internal data as of 3/31/23. (1) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. MSA(1) NRSF Portfolio % by NRSF Units # of Stores Q1 2023 Ending Occ. Q1 2023 Rent POF(1) Miami/Ft. Lauderdale 1,121,500 9.0% 9,420 11 92.2% $24.90 Los Angeles 660,400 5.3% 6,200 10 93.1% 25.03 Partial Portfolio Totals 1,781,900 14.3% 15,620 21 21 Operating Properties Owned in Miami/Ft. Lauderdale and Los Angeles $82,000 Average 3-mi Household Income 135,000 Average 3-mi Population 1.78 Million Net Rentable Square Feet Los Angeles Miami/Ft. Lauderdale 1

Home to the Toronto Stock Exchange, leading financial institutions and an array of Canada’s largest companies With accommodative immigration policies and a high-quality education system, the GTA is attracting young, highly skilled workers and quickly emerging as a hotbed for the digital economy Ranked #4 tech market by CBRE’s 2021 Tech Talent Scorecard Increasing population and high housing costs are expected to result in further densification in the GTA Population density of 11,500 per square mile puts the city of Toronto on par with the likes of Chicago, Philadelphia, and Washington, D.C.(3) The average selling price for a home in GTA surpassed $1.3 million in February 2022, up 28% year-over-year, driven primarily by lack of supply(4) Strong Economic and Demographic Fundamentals Greater Toronto Area Overview The Greater Toronto Area (“GTA”) is one of the largest and fastest growing MSAs in North America supported by strong economic and demographic fundamentals … And of Those Markets, the Fastest Growing The GTA Would be the 6th Largest MSA in the U.S. … Sources: CBRE, Claritas, CoStar, Green Street Advisors, Ontario Ministry of Finance, SNL Financial, Statistics Canada. (1) Population data for U.S. MSAs per U.S. Census bureau and the 2020 Census; population data for GTA per Statistics Canada. (2) Based on top 25 U.S. MSAs. (3) City of Toronto land area per canadapopulation.org and U.S. cities’ population density per worldpopulationreview.com. (4) The Toronto Regional Real Estate Board as of February 2022. Top MSAs by 2020 U.S. Census Population (1) (in millions) 2022 – 2027 Claritas/SNL Financial Projected Population Growth (2) 2

GTA Storage Market Overview % Population Growth Sq. Ft. / Capita The GTA market exhibits many of the positive market characteristics of the top U.S. MSAs, with far less institutional competition The GTA’s Low Supply Ratio and Strong Population Growth Suggests a Long Runway for Absorption Relative to the Top 25 U.S. MSAs U.S. National Average >6x Above U.S. Average Below U.S. Average Top 10 U.S. MSAs and Toronto Population Growth vs. Supply Per Capita(1) Private Public Storage Canada Access Storage / SVI StorageMart U-Haul Apple Self Storage Ownership in Canada and GTA is Highly Fragmented Ownership: Canada vs. U.S.(2) Self Storage Ownership in GTA(3) The GTA would be the 6th largest MSA in the U.S. and, of those markets, the fastest growing market supported by strong economic and demographic fundamentals High barriers to entry limit development, including zoning restrictions that prohibit new construction Heavy concentration of non-institutional operators in the GTA self storage market allows for a relatively lower level of operating competition Sources: Claritas, Colliers, CoStar, Green Street, SNL, and The 2023 Self Storage Almanac. (1) U.S. 2022 – 2027 population growth forecasts per Claritas and sq. ft. per capita per the 2023 Self Storage Almanac; Toronto 2022 – 2027 population growth forecast per Ontario Ministry of Finance and sq. ft. per capita per Colliers. (2) Canada figures per Colliers May 2021 report and based on number of facilities; U.S. ownership per the 2023 Self Storage Almanac and based on rentable square feet. (3) Colliers August 2020 report based on rentable square feet. Non-Institutional Operators Institutional Operators U.S. Listed REITs 2

SmartStop is a Leading Operator in Toronto Milton, ONT Toronto, ONT SmartStop GTA Owned or Managed Portfolio(3) SmartStop GTA Highlights 12+ Years of experience in GTA Market 5th Largest Operator in GTA(1) 6%+ GTA Market Share(1) 2.3mm SF Total Owned or Managed Sq. Ft.(2) 24 Owned or Managed Operating Properties(3) ~50 Employees (1) Colliers August 2020 report based on rentable square feet. (2) As measured by Net Rentable Square Feet at 5/21/23; Includes joint venture properties and Managed REIT-owned properties (3) As of 5/21/23; Includes joint venture properties and Managed REIT-owned properties (4) Represents properties under contract for acquisition by the Managed REITs. 2

SmartStop’s Opportunity in Canadian Markets Future Canadian Growth Canadian Market Leader Fifth Largest Owner in Canada Dedicated Canadian Website: Smartstop.ca Québec Ontario Toronto 3.0x 1.6x Montreal 2.3x Vancouver British Columbia 2.1x Calgary 2.3x Edmonton Alberta 2.2x Ottawa Manitoba Supply Ratio Supply Per Capita Ratio(2) U.S. National 6.1x Top 25 U.S. MSA Avg. 5.8x Selected Canadian CMAs 2.3x Self storage is a relatively new and bourgeoning product in Canada with utilization expected to increase going forward Note: As of 3/31/23. (1). RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. (2) Major Canadian city supply ratios per Colliers May 2021 Report. U.S. National and Top 25 U.S. MSA supply ratios provided in the 2023 Self Storage Almanac. Nova Scotia Saskatchewan New Brunswick Prince Edward Island Newfoundland and Labrador $20.06/CAD$27.12 Same-Store RentPOF (1) in 1Q’23 93.7% Avg. Same-Store Occupancy in 1Q’23 Burlington, ONT Oakville, ONT 2

SmartStop’s Expansion Beyond the GTA Current Owned and Managed Canadian Portfolio Outside of the GTA SmartStop’s expansion into British Columbia, Alberta and Quebec paves the way for growth outside of the GTA 2 One Managed Operating Property(1) One Owned Development Property(2) Map One Managed Operating Property(1) Edmonton, AB Map One Managed Development Property(3) Montreal, QC Vancouver, BC Note: As of 5/21/23. (1) Owned by Strategic Storage Trust VI, Inc. (2) This is currently leased as a single tenant industrial lease. The joint venture intends to develop this property into self storage, but development has not yet commenced. (3) Land acquired subsequent to March 31, 2023 by Strategic Storage Trust VI, Inc.

50 Cityview Blvd. Vaughan, Ontario(1) Case Study: Vaughan, Ontario Ground up four story development opened in February 2021 Built on a 1.6 acre lot adjacent to the SmartCentres Vaughan shopping center, The Home Depot and the Walmart Supercenter 880 climate controlled units Quickly gained occupancy given strong Toronto storage fundamentals, strong asset quality and desirable location 90.1% physically occupied as of March 31, 2023 (1) This JV interest was initially acquired by an affiliate of ours (SST IV) which we subsequently acquired through the SST IV Merger in March 2021. Property Opened: February 2021 Construction Started: December 2019 2

Sophisticated Operating And Analytics Technology Optimization of rental rates, discounts, and incentives driven by scientifically-based, proprietary pricing models Proprietary competitive rate analysis allows dynamic and real-time pricing based on forecasted future demand Evaluation and implementation of existing customer base to strategically manage rental revenue through the use of existing customer rate increases Unit mixes reviewed to optimize for occupancy and revenue Data analytics integrated into operating and marketing platforms providing accessible dashboards to business managers Advanced analytics combined with extensive training programs optimize sales State-of-the-art website is scalable across all electronic platforms (mobile, tablets, computers, etc.) Seamless integration with all platform and marketing efforts Automated ad campaigns and search engine marketing integrated with pricing and POS systems to drive high customer conversion rates Access to extensive and valuable customer data, including price sensitivity and other demographic / psychographic data Pricing Analytics Revenue Management Data & Performance Monitoring Web Development Digital Marketing SmartStop has made continued investment in technology through data science and analytics platforms 3

Store Branding Brand Awareness Strong and Valuable Brand Identity Well-Known Brand Name Brand Protection Recognizable Signage and Colors SmartStop® Brand Appearances Registered trademarks in U.S. / Canada +250 U.S. / Canadian domain names Continued investment in brand and marketing translates to customer awareness Moving Supplies Website Special Events / Sponsorships Employee Uniforms Processes in place to act upon brand infringement 185(1) Stores operating under the SmartStop® brand Digital Marketing (1) Includes wholly-owned, joint venture operating assets and assets owned by the Managed REITs as of 5/21/23. 3

Ability to search for and reserve units at one of SmartStop’s 180+ locations Integrated into revenue management system to update pricing and occupancy real time Online Reservations Industry Leader In Customer Experience Technology-driven platform gives SmartStop the ability to meet customers’ unique service needs Dedicated call center employees streamline the customer experience Agents able to use web-based or SMS text features to complete leasing process to meet customer needs Dedicated In-House Call Center Convenient online access allowing customers to seamlessly browse available units and rent units on the web SmartStop’s state-of-the-art website is optimized to reduce barriers in the shopping experience and fast loading times Online Rentals Highly-trained SmartStop employees on facility premises to accommodate walk-ins Staff trained to utilize SmartStop’s management technology and tools to provide high-quality in-person sales experience Walk-Ins Winner Best Customer Service 2021 Award for Storage Companies Winner Best Customer Service 2023 Award for Storage Companies 3

External Growth: Investment Activity Note: All acquisition and development prices for SmartStop reflect the original purchase price executed by SmartStop, including Strategic Storage Growth Trust, Inc., Strategic Storage Trust IV, Inc., and Strategic Storage Growth Trust II, Inc.; Original purchase price (converted, as applicable, into USD) executed by (1) Acquisitions collapsed for illustrative purposes. Total Investment Activity Through May 21, 2023 $354 million(1) $362 million(1) $162 million $143 million $204 million $207 million SmartStop Through May 21, 2023 Stabilized Acquisitions Acquired 66 properties for $857 million since 2016 SmartStop acquired three properties during Q2 2022 C of O and Lease-up Acquisitions Acquired 36 properties at Certificate of Occupancy or in early lease-up for $474 million since 2016 Ground-up Development Delivered 10 development properties since 2016 Majority of ground-up development properties are located in Canada $595 million(1) Managed REITs Through May. 21, 2023 Stabilized Acquisitions Acquired five properties for $98 million since 2021 C of O and Lease-up Acquisitions Acquired 20 properties at Certificate of Occupancy or in early lease-up for $364 million since 2021 Under Contract Eight assets under contract to acquire $112 million 4 Under Contract One asset under contract to acquire

2022 2022 2022 2022 2022 Operations & Investment Update 1Q23 Highlights Post Quarter-End Operational Updates YoY same-store results Revenues increased 8.9% Operating expenses increased 13.3% NOI increased 6.9%(1) Average physical occupancy decreased 190bps to 93.1% Annualized rent per occupied square foot increased 11.7% to $19.84(2) 1Q23 common dividend coverage: 90.4%(3) 1Q23 SmartStop Operational Highlights During the first quarter, Strategic Storage Trust VI, Inc. and Strategic Storage Growth Trust III, Inc. acquired three operating properties. During the first quarter, Managed REIT assets under management increased by $60.0 million to $438.9 million. Subsequent to quarter end, the Managed REITs collectively acquired two operating properties and are under contract to acquire eight properties. Managed REIT Platform Growth Same-Store Ending Occupancy(4) Same-Store In-Place Rates(4) March April May Same-Store Asking Rates(4) 2023 March April May 2023 2022 2023 2023 March April May 2022 2023 2023 2023 5 Source: Company data and filings. (1) NOI and FFO, as adjusted are non-GAAP measures. See the Appendix for a reconciliation of these measures to their most directly comparable GAAP measures. (2) RentPOF defined as annualized rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage (3) Calculated as 1Q23 FFO, as adjusted per share & unit outstanding – diluted divided by a $0.15 dividend. (4) Based on 2023 Same Store Pool of 137 properties. Rates are on a monthly per square foot basis. 2023 2022 2023 2022

Updated Net Asset Value Per Share Declared Net Asset Value (“NAV”) of $15.21/share as of September 30, 2022 Represents an increase of approximately 1% from previous declared NAV as of June 30, 2021 Valuation range between $14.15 - $16.38 Independent, 3rd Party Valuation by Robert A. Stanger & Co, Inc. Asset-by-Asset valuation of Real Estate (no portfolio premium) In accordance with IPA NAV Guideline See our Form 8-K filed with the SEC on December 6, 2022 for a description of the methodologies and assumptions used to determine, and limitations of, the estimated value per share Jan 2014 $10.00(1) Apr 2016 $10.09(2) Apr 2017 $10.22(2) Apr 2018 $10.65(2) (1) Offering and customer account statement price.  As applicable, all values shown reference class A shares. (2) The revised prices were in connection with the approvals by the board of directors of an estimated value per share based on the estimated value of its assets less the estimated value of its liabilities, or net asset value, divided by the number `of shares outstanding on an adjusted fully diluted basis, calculated as of the prior year end, except as to the June 2019 value, which was calculated as of March 31, 2019, October 2021 value, which was calculated as of June 30, 2021, and December 2022 value, which was calculated as of September 30, 2022.  See SmartStop’s Form 8-Ks filed with the SEC on April 11, 2016, April 18, 2017, April 20, 2018, June 27, 2019, April 22, 2020, October 20, 2021 and December 6, 2022, respectively, for a description of the methodologies and assumptions used to determine, and the limitations of, the estimated value per share.  Jun 2019 $10.66(2) Apr 2020 $10.40(2) Oct 2021 $15.08(2) Dec 2022 $15.21(2) 5

Investment Grade Rated Balance Sheet BBB- Investment Grade Rating 3.6 Years Avg. Debt Maturity(1) 35.9% Leverage w/o Preferred(2) 92% Fixed Rate Debt(3) 5.8% Wtd. Avg. Interest Rate(4) 42.7% Leverage w/ Preferred(5) 1.9x Fixed Charge Coverage(6) Debt Private Placement $150M Debt Private Placement April/May 2022 Issuer SmartStop OP, L.P. Parent Guarantor SmartStop Self Storage REIT, Inc. Format 4(a)(2) US Private Placement Offering Size $150 million Issuance Rating Kroll: BBB- (Stable) Use of Proceeds Refinancing of existing debt and general corporate purposes $3.0 Billion Total Capitalization 6 (1) Does not take into account potential extension options. (2) Leverage as measured by debt less cash to total capitalization (total capitalization includes debt, preferred equity and equity market cap) (3) Includes the impact of interest rate derivatives, including $550 million of interest rate caps. (4) Excludes the impact of interest rate derivatives as of 3/31/23 (5) Leverage as measured by debt less cash on hand plus Preferred Stock at face value to total capitalization (6) Defined as Adjusted EBITDA divided by total interest and principal payments and preferred stock dividends. Adjusted EBITDA is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure as well as a breakout of fixed charges, which includes cash interest expense (including JV), cash principal payments and cash preferred stock dividends. (7) Total capitalization includes debt, preferred equity and equity market cap based on approx. 109.6 million shares and OP Units at 3/31/23 valued at the most recently published Net Asset Value of $15.21. Debt and preferred equity are measured at face value. (8) Assumes full contractual balance.

Operational Properties NRSF Allocation SmartStop Managed REIT Platform (1) As of 3/31/23 (2) As of 5/21/23. Includes all rentable units and rentable square feet, consisting of storage units and parking units Strategic Storage Growth Trust III, Inc. $103M AUM Assets Under Management on a cost basis(1) Strategic Storage Trust VI, Inc. Portfolio Stats(2) $336M AUM Assets Under Management on a cost basis(1) Operating Properties Storage Units 18 12,950 Canadian Development Properties Under Construction 4 Net Rentable SQFT States / Provinces 1,545,575 10 Operational Properties NRSF Allocation Portfolio Stats(2) Operating Properties Storage Units 5 4,400 Net Rentable SQFT States 487,400 3 NRSF 1,545,575 NRSF 487,400 6 NRSF 487,400

Update To Share Redemption and Dividend Reinvestment 6 In March 2022, the board of directors (“Board”) approved the suspension of our Share Redemption Program (“SRP”) and Distribution Reinvestment Plan (“DRP”) in connection with the process of reviewing alternatives to provide liquidity to stockholders. While the Board continues to review alternatives for stockholder liquidity, the Board determined, On March 16, 2023, to approve the partial reinstatement of the SRP and full reinstatement of the DRP. For further details please read our March 17th, 2023 SEC filing. Redemptions under the SRP are limited to the following circumstances: Death Qualifying disability Confinement to a long-term care facility or Other exigent circumstances.

Experienced Senior Management Team SmartStop Executive Management Team SmartStop Team Highlights H. Michael Schwartz Chairman & Chief Executive Officer 19 Years of Storage Experience 19 Years at SmartStop and Affiliates Wayne Johnson President & CIO 37 Years of Storage Experience 17 Years at SmartStop and Affiliates James Barry CFO & Treasurer 11 Years of Storage Experience 11 Years at SmartStop and Affiliates Joe Robinson Chief Operations Officer 14 Years of Storage Experience 4 Years at SmartStop and Affiliates Additional Executive Team Gerald Valle SVP - Storage Operations 35 Years of Storage Experience 6 Years at SmartStop Mike Terjung Chief Accounting Officer 14 Years of Storage Experience 14 Years at SmartStop and Affiliates Nicholas Look General Counsel & Secretary 6 Years of Storage Experience 6 Years at SmartStop Bliss Edwards EVP - Canada 10 Years of Storage Experience 4 Years at SmartStop David Corak VP – Corporate Finance 10 Years of Storage Experience 3 Years at SmartStop 450+ Total Employees 10% Executive Management Ownership in the Company(1) One Centralized Corporate Headquarters 15+ Years Average Leadership Team Experience 68% NEO Management Comp is Risk / Performance Based (1) Represents approximate ownership as of 3/31/23. Additional Senior Management Team Members 7 Jaclyn Groendyke VP - People & Culture 3 Years of Storage Experience 3 Years at SmartStop

ESG Commitment: Solar Initiative (1) Includes wholly-owned, joint venture operating assets and assets owned by the Managed REITs as of 3/31/23. Western U.S. includes Arizona and California. Central U.S. includes Colorado, Illinois, Indiana, Michigan and Texas. Eastern U.S. includes Florida, Maryland, Massachusetts, North Carolina, South Carolina, New Jersey and Virginia. 2.4GWh Cumulative Production 7.4 GWh Expected Production 36 Pipeline Sites 27 Live PTO Sites $389K Existing Est. Annual Savings $1.1M Expected Est. Annual Savings $2.9M Existing Investment $10.7M Expected Investment 27 Live Solar Sites 63 Expected Solar Sites Actual GWh Production Highlights(1) Kilowatts 7

Appendix

MSA Exposure – Same-Store Same-Store Portfolio at 3/31/23 Note: Data presented represents SmartStop’s existing owned same-store portfolio only MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. RentPOF defined as rental revenue net of discounts & concessions, excluding late fees, administrative fees and parking income, divided by occupied square feet of storage. NOI is a non-GAAP measure. See Appendix for a reconciliation of this measure to the most directly comparable GAAP measure. Presented in US Dollars (USD) as translated on average for the quarter. For the three months ended March 31, 2023, RentPOF, Revenue growth, Expense growth and NOI growth was $21.40, 10.3%, 6.9%, and 12.0%, respectively, on a constant currency (CAD) basis. For further detail, see our 1Q23 Financial Supplement.

MSA Exposure – Total Portfolio Wholly-Owned Total Portfolio at 3/31/23 MSAs (Metropolitan Statistical Areas) as defined by the U.S. Census Bureau. Toronto CMA (Census Metropolitan Area) as defined by Statistics Canada. Other markets include: Baltimore, Charleston, Charlottesville, College Station, Colorado Springs, Dallas, Mobile, Milwaukee, Nantucket, Naples, New York – Newark, Orlando, Punta Gorda, San Antonio, Santa Maria-Santa Barbara, Santa Rosa - Petaluma, Sarasota, Stockton, Trenton-Princeton and Washington- Arlington. None of these markets represent more than 1.5% of the total portfolio by NRSF. 28

Reconciliation: Net Income (Loss) to Net Operating Income

Non-GAAP Reconciliations (continued) This represents the portion of the above stated adjustments in the calculations of FFO and FFO, as adjusted, that are attributable to our non-controlling interests. Includes all Class A Shares, Class T Shares and OP Units, as well as the dilutive effect on FFO and FFO, as adjusted of both unvested restricted stock and long term incentive plan units (both time-based units and performance based-units), and is calculated using the two-class, treasury stock or if-converted method, as applicable. The outstanding convertible preferred stock was excluded as the conversion of such shares was antidilutive to FFO and FFO, as adjusted. This excludes Class A-2 OP Units, the conversion of which is contingent on growth in assets under management or other contingent events before being converted to a class of OP Units equivalent to a common share. This represents the portion of the above stated adjustments in the calculations of FFO and FFO, as adjusted, that are attributable to our noncontrolling interests. These items represent the amortization, accretion, or adjustment of intangible assets or deferred tax liabilities. This represents acquisition expenses associated with investments in real estate that were incurred prior to the acquisitions becoming probable and therefore not capitalized in accordance with our capitalization policy. The contingent earnout adjustment represents the adjustment to the fair value during the period of the Class A-2 Units issued in connection with the self administration transaction. This represents the mark-to-market adjustment for our derivative instruments not designated for hedge accounting and the ineffective portion of the change in fair value of derivatives recognized in earnings, as well as changes in foreign currency related to our foreign equity investments not classified as long term.

Reconciliation: Net Income (Loss) to Adjusted EBITDA: Trailing 5 Quarters Tax related expense consists primarily of adjustments to deferred tax liabilities, state, federal, and Canadian income tax, as well as state franchise taxes. The contingent earnout adjustment represents the adjustment to the fair value of the Class A-2 Units issued in connection with the self administration transaction. This represents acquisition expenses associated with investments in real estate that were incurred prior to the acquisitions becoming probable and therefore not capitalized in accordance with our capitalization policy.

Additional Information Regarding FFO & FFO, as adjusted and NOI Funds from Operations (“FFO”) and FFO, as adjusted Funds from operations (“FFO”) is an industry wide metric promulgated by the National Association of Real Estate Investment Trusts, or NAREIT, which SmartStop believes to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO is recommended by the REIT industry as a supplemental performance measure. SmartStop defines FFO, a non-GAAP measure, consistent with the standards established by the White Paper on FFO approved by the Board of Governors of NAREIT, or the White Paper. The White Paper defines FFO as net income (loss) computed in accordance with GAAP, excluding gains or losses from sales of property and asset impairment write downs, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Additionally, gains and losses from change in control are excluded from the determination of FFO. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. SmartStop’s FFO calculation complies with NAREIT’s policy described above. SmartStop uses FFO, as adjusted, as an additional non-GAAP financial measure to evaluate its operating performance. SmartStop previously used Modified Funds from Operations (“MFFO”) (as defined by the Institute for Portfolio Alternatives) as a non-GAAP measure of operating performance. Management replaced the MFFO measure with FFO, as adjusted, because FFO, as adjusted, provides investors with supplemental performance information that is consistent with the performance models and analysis used by management. In addition, FFO, as adjusted, is a measure used among SmartStop’s peer group, which includes publicly traded REITs. Further, SmartStop believes FFO, as adjusted, is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies. In determining FFO, as adjusted, SmartStop makes further adjustments to the NAREIT computation of FFO to exclude the effects of non-real estate related asset impairments and intangible amortization, acquisition related costs, other write-offs incurred in connection with acquisitions, contingent earnout expenses, adjustments of fair value of debt adjustments, gains or losses from extinguishment of debt, accretion of deferred tax liabilities, realized and unrealized gains/losses on foreign exchange transactions, and gains/losses on foreign exchange and interest rate derivatives not designated for hedge accounting, which SmartStop believes are not indicative of the Company’s overall long-term operating performance. SmartStop excludes these items from GAAP net income to arrive at FFO, as adjusted, as they are not the primary drivers in its decision-making process and excluding these items provides investors a view of its continuing operating portfolio performance over time and makes its results more comparable period to period and to other REITs, which in any respective period may experience fluctuations in such acquisition, merger or other similar activities that are not of a long-term operating performance nature. FFO, as adjusted, also reflects adjustments for unconsolidated partnerships and jointly owned investments. SmartStop uses FFO, as adjusted, as one measure of operating performance when SmartStop formulates corporate goals and evaluate the effectiveness of its strategies. Presentation of FFO and FFO, as adjusted, is intended to provide useful information to investors as they compare the operating performance of different REITs, although it should be noted that not all REITs calculate FFO and FFO, as adjusted, the same way, so comparisons with other REITs may not be meaningful. Furthermore, FFO and FFO, as adjusted, are not necessarily indicative of cash flow available to fund cash needs and should not be considered as an alternative to net income (loss) or income (loss) from continuing operations as an indication of SmartStop’s performance, as an alternative to cash flows from operations, which is an indication of liquidity, or indicative of funds available to fund SmartStop’s cash needs including SmartStop’s ability to make distributions to its stockholders. FFO and FFO, as adjusted, should not be considered as an alternative to net income (determined in accordance with GAAP) and should be reviewed in conjunction with other measurements as an indication of SmartStop’s performance. Neither the SEC, NAREIT, nor any other regulatory body has passed judgment on the acceptability of the adjustments that SmartStop uses to calculate FFO or FFO, as adjusted. In the future, the SEC, NAREIT or another regulatory body may decide to standardize the allowable adjustments across the publicly registered, non-traded REIT industry and SmartStop would have to adjust its calculation and characterization of FFO or FFO, as adjusted. Net Operating Income or (“NOI”) NOI is a non-GAAP measure that SmartStop defines as net income (loss), computed in accordance with GAAP, generated from properties before corporate general and administrative expenses, asset management fees, interest expense, depreciation, amortization, acquisition expenses and other non-property related expenses. SmartStop believes that NOI is useful for investors as it provides a measure of the operating performance of its operating assets because NOI excludes certain items that are not associated with the ongoing operation of the properties. Additionally, SmartStop believes that NOI (also referred to as property operating income) is a widely accepted measure of comparative operating performance in the real estate community. However, SmartStop’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount.